-10-





                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report: (Date of Earliest Event Reported):  August 14, 2001
                                (April 17, 2001)



                                  CRIIMI MAE INC.
              (Exact name of registrant as specified in its charter)

       Maryland                     1-10360               52-1622022
(State or other jurisdiction      (Commission          (I.R.S. Employer
    of incorporation)             File Number)        Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
    (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
                (Registrant's telephone number, including area code)

Item 5.  Other Events

     Filed as exhibits to this Current Report on Form 8-K are (1) three employment agreements, each effective as of July 25, 2001, entered into by CRIIMI MAE Inc. (the "Company") with David B. Iannarone, Cynthia O. Azzara, and Brian L. Hanson, respectively, (2) a Security, Pledge and Collateral Assignment Agreement, dated as of April 17, 2001, among the Company, CRIIMI MAE Management, Inc. and CM Mallers Building, Inc., in favor of Wells Fargo Bank Minnesota, National Association, as collateral agent, and (3) an Addendum to Security and Pledge Agreement, dated as of April 17, 2001, executed by CBO REIT, Inc., a subsidiary of the Company, and accepted and agreed to by Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as collateral agent. Each of such exhibits is incorporated herein by reference.

II.  Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     The  following  exhibits are filed as part of this  Current  Report on Form
8-K:

(c)      Exhibit

     10.1 Employment Agreement, dated as of July 25, 2001, between the Company and David B. Iannarone.

     10.2 Employment Agreement, dated as of July 25, 2001, between the Company and Cynthia O. Azzara.

     10.3 Employment Agreement, dated as of July 25, 2001, between the Company and Brian L. Hanson.

     10.4 Security, Pledge and Collateral Assignment Agreement, dated as of April 17, 2001, among the Company, CRIIMI MAE Management, Inc. and CM Mallers Building, Inc., in favor of Wells Fargo Bank Minnesota, National Association, as collateral agent.

     10.5 Addendum to Security and Pledge Agreement, dated as of April 17, 2001, executed by CBO REIT, Inc., and accepted and agreed to by Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as collateral agent.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CRIIMI MAE Inc.




Dated: August 14, 2001                 /s/William B. Dockser
                                       -----------------------------------------
                                       William B. Dockser, Chairman of the Board

                                EXHIBIT INDEX

Exhibit
No.                                         Description
--------------------------------------------------------------------------------

     *10.1 Employment Agreement, dated as of July 25, 2001, between the Company and David B. Iannarone.

     *10.2 Employment Agreement, dated as of July 25, 2001, between the Company and Cynthia O. Azzara.

     *10.3 Employment Agreement, dated as of July 25, 2001, between the Company and Brian L. Hanson.

     *10.4 Security, Pledge and Collateral Assignment Agreement, dated as of April 17, 2001, among the Company, CRIIMI MAE Management, Inc. and CM Mallers Building, Inc., in favor of Wells Fargo Bank Minnesota, National Association, as collateral agent.

     *10.5 Addendum to Security and Pledge Agreement, dated as of April 17, 2001, executed by CBO REIT, Inc., and accepted and agreed to by Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as collateral agent.


*Filed herewith.